Transamerica Life Insurance Company
Administrative Office: 4333 Edgewood Road NE – MS 4240 Cedar Rapids, Iowa 52499

March 1, 2021

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	Merrill Lynch Life Variable Annuity Separate Account

Merrill Lynch Portfolio Plus - Registration No. 333-232462 and

No. 333-232465

Commissioners:

Transamerica Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual reports for the period ended December 31, 2020, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Annual Report Filings:

BlackRock Variable Series Funds, Inc.

BlackRock Managed Volatility V.I. Fund, SEC File No.: 811-03290

BlackRock Basic Value V.I. Fund, SEC File No.: 811-03290

BlackRock Global Allocation V.I. Fund, SEC File No.: 811-03290

BlackRock Advantage U.S. Total Market V.I. Fund, SEC File No.: 811-03290

BlackRock High Yield V.I. Fund, SEC File No.: 811-03290

BlackRock International V.I. Fund, SEC File No.: 811-03290

BlackRock Large Cap Core V.I. Fund, SEC File No.: 811-03290

BlackRock Government Money Market V.I. Fund, SEC File No.: 811-03290

BlackRock S&P 500 Index V.I. Fund, SEC File No.: 811-03290

BlackRock Total Return V.I. Fund, SEC File No.: 811-03290

BlackRock Value Opportunities V.I. Fund, SEC File No.: 811-03290

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (702) 488-7884.

Very truly yours,

  /s/ Brian Stallworth

Brian Stallworth

Assistant Secretary

Member of the Group